UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2015

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

2141 Rosecrans Avenue, Suite 2100

El Segundo, CA 90245
(Address of principal executive office) (Zip Code)

(310) 598-3173
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01 Other Events.

On November 19, 2015, Landmark Infrastructure Operating Company LLC (“OpCo”), a wholly owned subsidiary of Landmark Infrastructure Partners LP (the “Partnership”), completed its acquisition of an entity owning 72 tenant sites and related real property interests, consisting of wireless communication and outdoor advertising sites, from Landmark Dividend Growth Fund-C LLC (“Fund C”), an affiliate of Landmark Dividend LLC (“Landmark”), in exchange for (i) 847,260 common units, representing limited partner interests in the Partnership and (ii) cash consideration of approximately $17.3 million (the “Fund C Acquisition”). Additionally, on November 19, 2015, OpCo also completed its acquisition of an entity owning 136 tenant sites and related real property interests, consisting of wireless communication and outdoor advertising sites, from Landmark Dividend Growth Fund-F LLC (“Fund F”, and together with Fund C, the “Funds”), an affiliate of Landmark, in exchange for (i) 1,266,317 common units, representing limited partner interests in the Partnership and (ii) cash consideration of approximately $25.0 million (the “Fund F Acquisition”, and together with the Fund C Acquisition, the “Transactions”). The Transactions were deemed to be between entities under common control, which, under applicable accounting guidelines, requires the assets and liabilities to be transferred at the historical cost of the parent of the entities, with prior periods retroactively adjusted to furnish comparative information. The difference between the cash consideration and the historical cost basis was allocated to Landmark Infrastructure Partners GP LLC (the “General Partner”). Because we have not yet filed post-combination results, the Partnership is providing supplemental financial statements and related notes to combine the results of operations and financial position of acquired assets within the Funds for the periods under common control and the Partnership’s results of operations and financial position for all periods presented in the Partnership’s 2014 Form 10-K filed with the Securities and Exchange Commission on February 26, 2015 (except for items 6, 7 and 15 and Exhibit 23.1, which have been superseded by Form 8-K, filed December 2, 2015) and the Partnership’s September 30, 2015 Form 10-Q filed with the Securities and Exchange Commission on November 5, 2015.

Included herein as Exhibit 99.3 are the audited supplemental financial statements of the combined entities of the Partnership, Fund C and Fund F (collectively the “Combined Entities”) as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013 and 2012 and the unaudited supplemental financial statements of the Combined Entities as of September 30, 2015, and for the nine months ended September 30, 2015 and 2014.  Also included herein as Exhibit 99.1 is the Selected Financial Data, which is derived from the supplemental financial statements. Included herein as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the supplemental financial statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
23.1	Consent of Ernst & Young LLP.
99.1	Selected Financial Data.
99.2	Management Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Supplemental Financial Statements.
101.INS	XBRL Instance Document.
101.SCH	XBRL Schema Document.
101.CAL	XBRL Calculation Linkbase Document.
101.LAB	XBRL Labels Linkbase Document.
101.PRE	XBRL Presentation Linkbase Document.
101.DEF	XBRL Definition Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

5
Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC, its general partner

Dated: December 2, 2015	By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Ernst & Young LLP.
99.1	Selected Financial Data.
99.2	Management Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Supplemental Financial Statements.
101.INS	XBRL Instance Document.
101.SCH	XBRL Schema Document.
101.CAL	XBRL Calculation Linkbase Document.
101.LAB	XBRL Labels Linkbase Document.
101.PRE	XBRL Presentation Linkbase Document.
101.DEF	XBRL Definition Linkbase Document.